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                        [ARTHUR ANDERSEN LLP LETTERHEAD]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statements File Nos. 33-63303, 33-95440 and 33-95250.


                                                    ARTHUR ANDERSEN LLP


Phoenix, Arizona,
October 24, 1995.



                                   EXHIBIT 23